Supplement to the Prospectuses and Statement of Additional Information

                     Credit Suisse Global Fixed Income Fund

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Kam T. Poon joins John De Garis, Sheila Huang and Joanne Gilbert on the Credit Suisse Global Fixed Income Management Team, which is responsible for the day-to-day portfolio management of the fund. Kevin Barry, Richard Avidon and Philip Wubbena are no longer members of the team.

Team Member Biography

Kam T. Poon, Director, is a fixed income portfolio manager/trader focusing on government and agency securities, as well as interest-rate futures. He also trades taxable and tax-exempt money market securities. He joined Credit Suisse Asset Management, LLC in 1997 from The Bank of New York. Mr. Poon holds BS and MBA degrees in finance from New York University's Stern School of Business.


Dated:  August 4, 2006                                      16-0806
                                                            for
                                                            BONDFUNDS-PRO-CMN
                                                            GFI-PRO-LOAD
                                                            2006-022